Exhibit 99.3

May 7, 2021 Due Diligence Narrative Report

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Table of Contents
Clayton Contact Information	2
Overview	2
Clayton’s Third Party Review (“TPR”) Scope of Work	2
Sampling	3
Loan Grading	3
TPR Component Review Scope	3
Regulatory Compliance Review	3
Servicing REview	5
Data Integrity	5
Data Capture	5
Data Compare Results	6
Clayton Due Diligence Results	7
Clayton Third Party Reports Delivered	8
Appendix C: Regulatory Compliance Review Scope	9

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Clayton Contact Information

Client Service Management:

Adam Peat	Client Service Manager
Phone: (813) 472-6417/E-mail: apeat@clayton.com

Joe Ozment	Director of Securitization
Phone: (813) 261-0733/E-mail: jozment@clayton.com

Overview

On behalf of Loan Funding Structure LLC Clayton conducted an independent third-party due diligence review of 482 residential loans. While not part of Clayton’s review scope, data that pertains to ATR/QM status was captured in the ordinary course of a loan review and such data was used to derive ATR/ QM status, including if the loans were exempt from ATR/ QM (or if ATR/QM was not applicable) based on occupancy status listed in the application or other inherent attributes of the loan, but such ATR/QM data was not independently reviewed by Clayton to ascertain ATR/QM status (or applicability) and it was not reviewed for rated securitization purposes.

On behalf of Citadel Clayton conducted a due diligence review of 552 residential loans. Data that pertain to ATR/QM status were captured and used to ascertain ATR/ QM status, including if the loans were exempt from ATR/ QM (or if ATR/QM was not applicable) based on occupancy status listed in the application or other inherent attributes of the loan, but such ATR/QM data was not independently reviewed by Clayton or reviewed in accordance with all rating agency criteria, and therefore the data capture was not for rated securitization purposes. Loan Funding Structure LLC subsequently purchased these loans via a Compliance Only Reliance Letter and selected them for the BRAVO 2021-NQM1 transaction. Other than as noted in this paragraph, the due diligence results of these 628 loans did not include any review of ATR/QM status.

The loans referenced in this narrative report were reviewed from September 2014 to April 2021 at Clayton’s centralized underwriting facilities in Tampa, FL. This narrative report provides information about the original lenders, the scope of work performed by Clayton, and the results of Clayton’s review.

Clayton’s Third Party Review (“TPR”) Scope of Work

The scope of work for this transaction consisted of regulatory compliance reviews without any independent review of ATR/QM status (other than as noted in the “Overview” section above), payment history review, plus a data integrity check. Clayton did not perform any additional review procedures to determine whether loans met the Ability-to Repay/Qualified Mortgage Rule per Loan Funding Structure LLC’s request.

See the ‘Data Capture’ section for more detail.

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Sampling

Review Type Loan Counts:

Review Type	Loan Count Reviewed by Clayton	Scope Applied
Regulatory Compliance w/o ATR / QM Testing	1034*	Clayton performed a Full Review based on the scope described below in the section titled “TPR Component Review Scope”.
Total Loan Population	1034*

*Of the 1034 loans reviewed, 764 were reviewed for TRID 3.0 and 270 were reviewed for TRID 1.0 where TRID applicable.

Loan Grading

The Sponsor Acquisition Criteria referenced above served as the benchmark for grading loans from a credit underwriting, property valuation and regulatory compliance perspective, as applicable. Each loan received an “initial” and a “final” grade. The “initial” grade was assigned during the initial loan review. The “final” grade takes into account additional information and supporting documentation that may have been provided by the originators to clear outstanding conditions. Clayton’s loan grading is solely based on Clayton’s independent assessment of all guideline exceptions and compensating factors for each of the component reviews. Clayton is providing a comprehensive loan-level analysis as part of this pre-securitization reporting package that includes initial grades, final grades and detailed commentary on the rationale for any changes in grades, and sets forth compensating factors and waivers.

Clayton’s loan grading complied with rating agency grading definitions published by Moody’s, Standard and Poor’s, Fitch, Kroll, DBRS and Morningstar.

TPR Component Review Scope

Clayton examined the selected loan files with respect to the presence or absence of relevant documents, enforceability of mortgage loan documents, and accuracy and completeness of data fields. Clayton relied on the accuracy of information contained in loan documentation provided to Clayton.

REGULATORY COMPLIANCE REVIEW

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Clayton’s Regulatory Compliance scope of review conducted on this transaction included the elements summarized below. (For more detail, please refer to Appendix C and to the guidelines cited above.)

Clayton utilized its proprietary eCLAS engine for regulatory compliance testing.

The scope of the compliance review performed is summarized below:

●	Tested for certain applicable federal, state and local high cost and/or anti-predatory laws;
●	State specific consumer protection laws included testing late charge and prepayment penalty provisions;
●	Truth-in-lending/regulation Z (TILA) testing included the following:
○	Notice of Right to Cancel (Right of Rescission) adherence if applicable;
○	TIL Disclosure Timing 3/7/3 and disclosure content;
○	TIL APR and Finance charge tolerances;
○	ARM Disclosures provided timely if applicable;
○	Section 32 APR and Points and Fees Thresholds and prohibited practices;
○	Section 35 Higher Priced Mortgage Loans thresholds and applicable escrow and appraisal requirements;
○	Prohibited Acts or Practices including Loan Originator compensation rules, NMLSR ID on documents, financing Credit Insurance, mandatory arbitration clauses, and NegAm Counseling;
○	Prepayment Penalty restrictions;
○	TILA/RESPA Integrated Disclosure Scope (‘Covered Loans’ with an Application Date =>10/3/2015): Clayton tested TRID compliance using one of the following review scopes:
●	Clayton’s TRID 1.0 Compliance Review Scope[1]
●	SFIG RMBS 3.0 TRID Compliance Review Scope ©[2].
●	Clayton relied upon the originator’s procedures, which is in compliance with TRID with regards to issuing an LE, when determining the application date for TRID purposes when the loan originates from a wholesale channel, therefore Clayton used the Citadel-provided LE as the initial LE on wholesale loans.

1 As of October 3, 2015 (“TRID Effective Date”), Clayton commenced testing applicable loans subject to the TRID Effective date against a TRID scope of review that was based on outside counsel’s interpretations of the published regulations as of the TRID Effective Date. Clayton’s TRID 1.0 scope was deemed to be commercially reasonable as it relates to a Third Party Review (“TPR”) firm’s role as TPR conducting an independent third-party pre-securitization due diligence review. Clayton’s 1.0 TRID Scope was created with guidance from outside counsel.

2 On, June 15, 2016 SFIG published its RMBS 3.0 TRID Compliance Review Scope © documentation, developed under the leadership of members from TPR firms across the industry and SFIG’s RMBS 3.0 Due Diligence, Data and Disclosure Working Group. The RMBS 3.0 TRID Compliance Review Scope was created with an aim to facilitate a uniform testing and risk identification standard as it would apply to an assignee, as a result of a consistent Truth-In-Lending Act liability interpretation according to the understanding of prevailing legal precedent and informal written guidance and webinars offered by the CFPB, as it applies to the Know Before You Owe / Truth In Lending Act (“TILA) – Real Estate Settlement Procedures Act (“RESPA”) Integrated Disclosure (“TRID”) Rule (78 FR 79730, as amended).

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●	Real Estate Settlement Procedures Act (RESPA) laws and regulations testing included:
○	GFE initial disclosure timing and content;
○	Confirmed the file contains the final HUD1 Settlement Statement;
○	GFE to HUD1 evaluation for 0% and 10% fee tolerances;
○	Homeownership Counseling Notice;
○	Affiliated Business Disclosure if applicable.

Servicing REview

Where requested by Loan Funding Structure LLC, Clayton conducted a payment history review on a random sample of 436 loans to determine loan performance and certain loan characteristics as presented within the payment histories provided. These loans were reviewed using a 24-month lookback, where available. For additional detail, please refer to the Clayton BRAVO 2021-NQM1 payment history reports.

Data Integrity

Clayton utilized its proprietary eCLAS tool to determine tape to file accuracy of each reviewed loan, by completing the following steps:

▪	Tape data received from lender/client is stored in eCLAS;
▪	Loan Reviewer collects validated loan data in eCLAS;
▪	Each received data point is compared to its counterpart collected data point;
▪	Discrepancies found during comparison are stored

Fields that were captured for comparison purposes are:

Comparison Fields
# Mo's to First Rate Change	Loan Term	Note P&I
Amortization Type	Lookback Period	Note Rate
Amortized Term	Margin	Occupancy
City	Maturity Date	Original Principal Balance
First Pay Change Date	Max Rate @ 1st Adj	Periodic Rate Cap
First payment Date	Maximum Rate	Postal Code
First Rate Change Date	Minimum Rate	Property Type
Index	Next Rate Change Date	Rate Change Frequency
Lien Position	Note Date	Rounding Method
Loan Purpose	Note Interest Only Term	State

Data Capture

Clayton collected data fields required to create the American Securitization Forum (“ASF”) Upload. The file format was provided as part of the pre-securitization reporting package.

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At the request of Loan Funding Strucutre LLC, and with respect to both loan populations described in the ‘Overview’ section above, Clayton provided ATR/QM data that was captured in the ordinary course of a loan review at the time Clayton performed the review and, to the extent an ATR/QM status was derived from the data captured, including if the loans were exempt from ATR/ QM (or if ATR/QM was not applicable), such ATR/QM data was not reviewed for securitization purposes (including for purposes of the ASF Upload), or was not independently reviewed in accordance with all rating agency requirements of a TPR, and therefore the derived information does not constitute Clayton’s findings and conclusions. The ATR/QM data that may appear in Clayton’s securitization reporting for the BRAVO 2021-NQM1 transaction was provided only for Loan Funding Structure LLC’s informational purposes at its request. As such, Clayton does not attest as to any findings and conclusions pertaining to ATR/QM eligibility or status of these loans, and Clayton expressly excludes the foregoing from Item #5 of the 15E.

Data Compare Results

Clayton provided LOAN FUNDING STRUCTURE LLC with a copy of the Loan Level Tape Compare Upload which shows the differences between the data received by the sellers versus the data captured by Clayton during the loan review.

Summary of data compare results:

Field Name	Discrepancy	Accy %
Amortized Term	1	99.90%
First Payment Change Date	12	98.84%
First Payment Date	4	99.61%
First Rate Change Date	23	97.78%
Loan Purpose	9	99.13%
Margin (ARM Loan)	2	99.81%
Maturity Date	5	99.52%
Note Rate	1	99.90%
Occupancy Type	2	99.81%
Original P&I	1	99.90%
Original Term	3	99.71%
Origination Date	515	50.19%
Product Type	3	99.71%
Property Zip	3	99.71%
Rate Change Frequency(Months)	2	99.81%

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Clayton Due Diligence Results

Below are the initial and final overall loan grades for this review.

Initial and Final Regulatory Compliance Grade Results (Rated Securitization)

	Compliance Grade Migration*
	Initial
Final		A	B	C	D	Total
	A	679	3	13	18	713
	B	4	235	40	10	289
	C	1	0	29	1	31
	D	0	0	0	1	1
	Total	684	238	82	30	1034

Initial and Final Regulatory Compliance Grade Results (S&P)

	Compliance Grade Migration*
	Initial
Final		A	B	C	D	Total
	A	679	3	13	18	713
	B	4	235	40	10	289
	C	1	0	29	1	31
	D	0	0	0	1	1
	Total	684	238	82	30	1034

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Clayton Third Party Reports Delivered

Clayton furnished the following reports on this transaction:

1.	Narrative Report
2.	Conditions Report
3.	Loan Level Tape Compare Upload
4.	Payment History Report
5.	Attestation Forms
6.	ASF Upload (See Overview on page 2 and Data Capture on page 5 for additional details regarding ASF Upload)
7.	ATR QM Data Report (See Overview on page 2 and Data Capture on page 5 for additional details)

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Appendix C: Regulatory Compliance Review Scope

This appendix provides an overview of Clayton’s proprietary compliance system for 1-4 family residential mortgage loans in the due diligence process to determine, to the extent possible and subject to the caveats below, whether the loans comply with federal, state and local laws. The Disclaimer section explains limitations that you should be aware of. Additional details on the items listed below as well as Clayton’s state, county and municipal testing can be provided upon request. The compliance engine is fully integrated into Clayton’s proprietary due diligence platform, eCLAS.

Federal Law

A.	RESPA and Regulation X: Loan level analysis on the following:
○	GFE/HUD1: confirm the correct version of the GFE and HUD1 were properly completed under the Regulation X Final Rule that became mandatory on January 1, 2010
○	Initial Good Faith Estimate, (GFE): timing and content of the initial disclosure
○	Final GFE: Verification that increases to fees from the initial GFE were disclosed within 3 days of valid changed circumstance documentation within the loan file
○	Final HUD1 Settlement Statement: verify the loan file contains the final HUD1 and the loan terms on the HUD1 correspond to the actual loan terms from the Note
○	Final GFE to HUD1 tolerance fee evaluation: confirm the fees charged on the HUD1 do not exceed the Final GFE in the 0% or 10% fee tolerance categories, including a review for a Settlement Service Provider List if the lender excludes fees that the borrower can shop for.
○	Affiliated Business Disclosure: if the loan file indicates the lender or broker referred the borrower to a known affiliate, confirm the disclosure was provided to the borrower
○	Homeownership Counseling Notice: for loan applications on or after 1/10/2014, confirm the notice was provided to the borrower within 3 days of application

B.	Truth in Lending Act and Regulation Z - Loan level analysis on the following:
○	TIL Disclosure: Content of Disclosures – perform an independent recalculation of the finance charges and APR to determine whether the amounts disclosed on the final TIL were within allowable tolerances. Payment schedule accuracy, including under the Mortgage Disclosure Improvement Act for loans applications on or after January 30, 2010. Additional disclosure content with a focus on the consistency of the prepayment penalty disclosure and assumption policy with the note and security instrument.
○	Mortgage Disclosure Improvement Act, (3/7/3 rule): Confirm the timing of the initial TIL disclosure within 3 days of application, 7 days prior to consummation, and corrected TIL disclosures provided at least 3 days prior to consummation for applications received on or after July 30, 2009 (Section 19)
○	ARM Disclosure: confirm these disclosures are in the file within 3 days of application, or 3 days of the borrower discussing ARM programs identified within the loan file
○	Right of Rescission – Review the disclosure form type, disclosure timing, disclosed dates, other material disclosures, and the loan disbursement (Section 23)
○	High Cost mortgage thresholds for points and fees (Section 32)
○	High Cost Prohibited Acts and Practices upon request (Section 33)
○	Higher Priced Mortgage Loan thresholds for APR in relation to the APOR. Including Escrow and appraisal requirements (Section 35)
○	Prohibited Acts or Practices including testing the Loan Originator compensation rules, NMLSR ID on documents, financing Credit Insurance, mandatory arbitration clauses, and NegAm Counseling (Section 36)
○	TILA/RESPA Integrated Disclosure Rule: “The Initial TRID Scope” and “RMBS 3.0 TRID Compliance Review Scope ©”
▪	Test whether or not the loan is subject to disclosure on TRID documents, the Loan Estimate (“LE”) and Closing Disclosure (“CD”)
▪	Pre-application Requirement Testing:
●	Pre-application forms cannot look similar to the LE

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●	Pre-application forms must contain the required disclaimer (“Your actual rate, payment, and costs could be higher. Get an official Loan Estimate before choosing a loan”).
▪	Timing Requirements:
●	The LE was delivered or placed in the mail within 3 business days of the broker or lender receiving an application.
●	The loan does not consummate (Clayton looks to the later of the note date or notary date) until the later of seven business days after the LE is delivered or placed in the mail and three business days after the CD (or Corrected CD when a new three-day waiting period is triggered) is received.
●	That a revised LE or CD is provided within three business days of the lender having knowledge of the information that led to the change.
▪	Fee Tolerances:
●	Zero and ten percent tolerance fees are only reset with a valid and timely change of circumstance.
●	If a credit or refund is made, that it is sufficient to cover Clayton’s calculated under-disclosure.
▪	Payment Schedule Accuracy:
●	The number of columns and timing of changes to payments as well as the mortgage insurance drop-off match Clayton’s calculated payment schedule.
●	Interest-only periods and final balloon payments are accurately completed.
●	The total of the principal and interest payment, mortgage insurance and escrow amounts add up correctly.
●	When applicable, that the AIR and AP tables are consistent with Clayton’s calculations.
▪	Accuracy of the Loan Calculations
●	Amount Financed
●	Finance Charge
●	Total of Payments
●	Total interest percentage
▪	Technical Requirements
●	Compliance with the TRID rounding rules.
●	Compliance with specified formatting requirements.
●	Compliance with date entry requirements (such as when a field, if not applicable, must be present and left blank).
●	Alphabetization of fees.
●	Title fees preceded by “Title –.”
●	Column or similar limits such as four columns for Projected Payments and a maximum of thirteen Origination Charges on the LE.
▪	Consistency within and across forms
●	Once a fee is disclosed it must remain substantially the same name across disclosures.
●	Consistency between the Costs at Closing and Calculating Cash to Close tables, for which there is a version for transactions with a seller and an optional, but not required, version for transactions without a seller. They should be consistent within and across disclosures.
●	Where amounts in a table reference that they are derived from another section of the form, that the amounts match the amount in the section referenced.
●	Escrow amounts disclosed in the Projected Payments section tie out to the escrow amounts detailed in the Loan Disclosures section.
▪	Completion of the LE and CD

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●	All required fields not specifically listed herein are completed or left blank in accordance with TRID rules; creditor information, contact information, rate lock information, etc.
●	For areas where multiple options are provided, such as Assumption, Negative Amortization and Liability after Foreclosure, only one option is indicated.
●	That there is either a signature or a Loan Acceptance statement on the form.
▪	Waivers
●	Clayton will capture if the borrower waived their waiting period and the sufficiency of the waiver under TRID. However, based on past experience with clients, Clayton will also issue an exception for the loan closing early.
▪	Corrected CD requiring a new waiting period
●	Whether the APR increased or decreased outside of tolerance requiring a new waiting period and whether that waiting period was provided. For APR decreases Clayton will look to whether the APR decreased due to a reduced finance charge, which will be considered to be within tolerance.
●	Whether the product or a product feature changed which requires a new waiting period and whether that waiting period was provided.
●	Whether a prepayment penalty was added requiring a new waiting period and whether that waiting period was provided.
▪	Post-Close CD’s
●	Corrected CD’s provided with a post-close refund.
●	Post-close CD’s to correct numerical errors based on events (such as recording) occurring within 30 days of consummation.
●	Post-close CD’s to correct non-numerical clerical errors required within 60 days of consummation.
▪	Related Documentation
●	Provision and timing of Your Home Loan Toolkit (first lien, purchase-money loans)
●	Written List of Providers, when there are items in in the Services You Can Shop For category (can impact fee tolerances)
●	Affiliated Business Disclosure (can impact fee tolerances)
▪	Outside of Clayton’s default TRID scope:
●	Accuracy of the LE in terms of whether fees are within the correct category and loan terms where we would need a Note to verify. More detailed testing will occur by comparing the final CD to the Note terms.
●	Whether the Liability after Foreclosure selection is correct for the property state.
●	Accuracy of the Aggregate Adjustment amount.
●	Presence and accuracy of the Seller’s Transaction columns of the Summaries of Transactions section.
●	Accuracy of the Contact Information for the lender, broker and settlement agent. Clayton will look for discrepancies across forms, but is not independently verifying the information.
C.	FACTA - the Credit Score, Key Factors, and Notice to Home Loan Applicant disclosures

D.	HMDA – Whether the loans is Rate Spread threshold reportable.

STATE, COUNTY and MUNICIPAL LAW

A.	Higher-Priced

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Clayton test whether a loan meets the thresholds for a higher-priced, rate spread, subprime or nonprime mortgage loan, and whether such loan meets regulatory requirements, in the following states:

Higher-Priced
California	Maryland	New York
Connecticut	Massachusetts (subprime ARMS to first time homebuyers)	North Carolina
Maine	Minnesota

B.	State/Local High Cost

Clayton test whether a loan meets the thresholds for a high cost or covered loan in the following states, counties and municipalities, and also tests for compliance with provisions in such laws that apply to all loans subject to high cost testing:

State/Local High Cost
Arkansas	Maine	Pennsylvania
California	Maryland	Rhode Island, including the Providence ordinance
Colorado	Massachusetts	South Carolina
Connecticut	Nevada	Tennessee
District of Columbia	New Jersey	Texas
Florida	New Mexico	Utah
Georgia	New York	Vermont (High Rate, High Point law)
Illinois, including the Cook County and Chicago ordinances	North Carolina	Wisconsin
Indiana	Ohio, including Cleveland Heights ordinance
Kentucky	Oklahoma

C.	Anti-Predatory

Several states have laws that do not create a separate class of high cost or higher-priced mortgage loans, but set APR or finance charge ceilings and may also set forth similar anti-predatory lending restrictions as found in high cost laws. Clayton tests for compliance with such laws in the following states:

●	Minnesota (Mortgage Originator and Service Licensing Act)

●	Puerto Rico (Office Regulation 5722)

●	Texas (Texas Finance Code)

●	West Virginia (Residential Mortgage Lender, Broker and Servicer Act).

D.	Borrower’s Interest

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Clayton uses a module that reports to the client the factors that the client can weigh to determine whether or not the loan is in the borrower’s interest, and also makes a mathematical determination as to whether or not there is at least one benefit. This module is only used in the following states, where the laws or releases by the regulators provide an indication of some standards that can be applied.

Borrower’s Interest
Maine	Ohio	South Carolina
Massachusetts	Rhode Island

E.	Consumer Protection

Several states have laws that neither create a separate class of high cost or higher-priced mortgagee loan, nor impose a ceiling on the overall fees or APR, but nonetheless contain requirements and restrictions on mortgage loans that may impact the assignee or the lien. Clayton tests for compliance with such laws, including late charge and prepayment penalty provisions, in the following states and municipalities:

Consumer Protection
Alabama (the “Mini-code”)	Nebraska (Mortgage Bankers Registration and Licensing Act and the Installment Loan Act)
Hawaii (Financial Services Loan Company Act)	Nevada (AB 440
Idaho (Residential Mortgage Practices Act)	Ohio (Consumer Sales Practices Act; whether the loan is in Summit County)
Illinois (both versions of the Cook County Predatory Lending Database; Illinois Residential Mortgage Licensing Act)	Texas (Article XVI, Section 50(a)(6) of the Texas Constitution)
Iowa (Consumer Credit Code)	Utah (Consumer Credit Code)
Kansas (Consumer Credit Code)	Virginia (Mortgage Lender and Broker Act)
Kentucky (HB 552)	Washington (Consumer Loan Act and Responsible Mortgage Lending Act)
Maryland (DLLR Regulations, Commercial Law)	West Virginia (Consumer Credit Protection Act)
Massachusetts (Attorney General regulations)	Wyoming (Residential Mortgage Practices Act)
Michigan (Consumer Mortgage Protection Act)

See above for additional details on Consumer Protection Laws and the specific components of the aforementioned Consumer Protection laws that are evaluated as part of the Clayton Compliance Review Scope.

F.	Texas Equity

In addition to identifying whether Texas refinances are cash out transactions subject to the Texas Constitution Article 16 Section 50(a)(6) requirements, Clayton reviews the title report to confirm prior loans being refinanced are continuous purchase money and not (a)(6) loans. In the event a loan is determined to be a Texas Home Equity loan, the underwriter reviews the loan images to confirm the loan meets the Texas requirements including maximum LTV/CLTV, 3% fee cap, product restrictions and the required disclosures were provided to the borrower in accordance with required timelines.

GSE Testing

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Clayton can review loans to determine whether they comply with Fannie Mae’s and Freddie Mac’s Points and Fees threshold tests. These fee limitations of 5% for all loans with application dates prior to 1/10/2014 were reduced to 3% on Primary and Second Homes for applications on or after 1/10/2014. If requested, loans can be reviewed to determine whether the loan is a residential mortgage transaction ineligible for delivery due to its APR or fees exceeding the HOEPA thresholds. Clayton offers Lender Letter and non-traditional mortgage testing for Fannie Mae. (Note: Fannie Mae requires a non-disclosure agreement between the client and Fannie Mae for Clayton to report these results.)

Disclaimer

Please be advised that Clayton has not determined whether the Loans comply with federal, state or local laws, constitutional provisions, regulations or ordinances, including, but not limited to, licensing and general usury laws that set rate and/or fee limitations, unless listed above. Clayton’s review is focused on issues that raise concerns for secondary market investors and other assignees, based on potential for assignee liability, an adverse impact on the lien, and regulatory, litigation and headline risk. Clayton’s review is not designed to fully test a lender’s compliance with all applicable disclosure and licensing requirements. Furthermore, the findings reached by Clayton are dependent upon its receiving complete and accurate data regarding the Loans from loan originators and other third parties. Please be further advised that Clayton and its employees do not engage in the practice of law, and the findings set forth in the reports prepared by Clayton do not constitute legal advice or opinions.

© 2021 Clayton Services LLC. All rights reserved.

This material is confidential and may not be copied, used, or distributed without the written permission of Clayton Services LLC

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